Supplemental Oil And Natural Gas Disclosures (Components Of The Standardized Measure Of Discounted Future Net Cash Flows) (Detail) $ in Thousands	12 Months Ended
	Dec. 31, 2016 USD ($) $ / bbl $ / Mcf	Dec. 31, 2015 USD ($) $ / bbl $ / Mcf	Dec. 31, 2014 USD ($) $ / bbl $ / Mcf	Dec. 31, 2013 USD ($)
Components of the standardized measure of discounted future net cash flows
Future cash flows	$ 3,547,130	$ 2,395,128	$ 3,737,412
Future production costs	(1,811,683)	(860,600)	(991,149)
Future development costs	(709,738)	(403,953)	(450,659)
Future taxes on income	0	0	0
Future net cash flows	1,025,709	1,130,575	2,295,604
Discount to present value at 10 percent per annum	(467,101)	(500,979)	(877,558)
Standardized measure of discounted future net cash flows	$ 558,608	$ 629,596	$ 1,418,046	$ 1,406,274
Base price for crude oil, per Bbl, in the above computation was | $ / bbl	42.75	50.28	94.99
Base price for natural gas, per Mcf, in the above computation was | $ / Mcf	2.49	2.58	4.35